UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

GENEREX BIOTECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

33 Harbour Square, Suite 202, Toronto, Ontario Canada	M5J 2G2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed on January 25, 2011, Generex Biotechnology Corporation, a Delaware corporation (the “Company”), sold an aggregate of 12,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) together with warrants to purchase an aggregate of 12,000,000 shares of Common Stock for a total purchase price of $3,000,000 to certain institutional investors (the “Investors”) at the initial closing on January 24, 2011 pursuant to a Securities Purchase Agreement (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, the Investors were granted the option to purchase up to an additional $3,000,000 of shares of Common Stock and warrants to purchase shares of Common Stock during the 60 days ending March 25, 2011.  The purchase price of such additional shares of Common Stock and the exercise of price of such additional warrants will be $0.25 per share.

On March 25, 2011, the Company amended the Purchase Agreement to provide that the Investors’ option to purchase up to an additional $3,000,000 of shares of Common Stock and warrants to purchase shares of Common Stock is exercisable through April 25, 2011 (the “First Amendment”).  As of April 8, 2011, certain of the Investors have exercised their right under the First Amendment to purchase an aggregate of 4,056,000 additional shares of Common Stock and warrants to purchase 4,056,000 shares of Common Stock for an aggregate purchase price of $1,014,000.

On April 13, 2011, the Company further amended the Purchase Agreement to provide that the Investors’ option to purchase  additional shares of Common Stock and warrants to purchase shares of Common Stock is exercisable through June 3, 2011 (the “Second Amendment”).  As of April 13, 2011, an additional $1,986,000 of shares of Common Stock and warrants to purchase shares of Common Stock remain available for purchase by the Investors under the Second Amendment.

The offering and sale of the shares and warrants at the initial closing and the additional shares and warrants pursuant to the exercise of the options (the “Offering”) were made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-164591), which was declared effective by the Securities and Exchange Commission on February 9, 2010.  The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering.

The foregoing is only a summary of the Purchase Agreement and the amendments to the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder.  The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 25, 2011 and incorporated herein by reference.  The foregoing description of the First Amendment is qualified in its entirety by reference to the Amendment to the Purchase Agreement which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on March 30, 2011 and incorporated herein by reference.  The foregoing description of the Second Amendment is qualified in its entirety by reference to the Amendment to the Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Second Amendment to Purchase Agreement dated April 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: April 14, 2011	/s/ Mark A. Fletcher
Mark A. Fletcher President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to Purchase Agreement dated April 13, 2011